Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2013
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Data (Unaudited)
QUARTERLY FINANCIAL DATA (UNAUDITED):
Summarized unaudited quarterly financial data is presented below. Earnings per unit are computed on a stand-alone basis for each quarter and total year. ETP’s ETC OLP business is seasonal due to the operations of ET Fuel System and the HPL System. We expect margin related to the HPL System operations to be higher during the periods from November through March of each year and lower during the periods from April through October of each year due to the increased demand for natural gas during the cold weather. However, we cannot assure that management’s expectations will be fully realized in the future and in what time period due to various factors including weather, availability of natural gas in regions in which we operate, competitive factors in the energy industry, and other issues.

	Quarters Ended
	March 31	June 30	September 30	December 31	Total Year
2013:
Revenues	$11,179	$12,063	$12,486	$12,607	$48,335
Gross margin	1,372	1,498	1,422	1,489	5,781
Operating income (loss)	531	644	529	(153)	1,551
Net income (loss)	322	338	356	(701)	315
Limited Partners’ interest in net income (loss)	90	127	150	(171)	196
Basic net income (loss) per limited partner unit	$0.16	$0.23	$0.27	$(0.31)	$0.35
Diluted net income (loss) per limited partner unit	$0.16	$0.23	$0.27	$(0.31)	$0.35
The three months ended December 31, 2013 was impacted by ETP’s recognition of a goodwill impairment of $689 million.

	Quarters Ended
	March 31	June 30	September 30	December 31	Total Year
2012:
Revenues	$1,669	$1,875	$2,107	$11,313	$16,964
Gross margin	654	916	876	1,430	3,876
Operating income	183	367	358	452	1,360
Net income (loss)	961	75	(34)	272	1,274
Limited Partners’ interest in net income	166	53	35	48	302
Basic net income per limited partner unit	$0.37	$0.10	$0.06	$0.09	$0.57
Diluted net income per limited partner unit	$0.36	$0.10	$0.06	$0.09	$0.57